April 1, 2020

BNY MELLON OPPORTUNITY FUNDS

– BNY Mellon Japan Womenomics Fund

Supplement to Current Summary Prospectus, Prospectus

and Statement of Additional Information

BNY Mellon Asset Management Japan Limited, the fund's sub-adviser, has changed its name to BNY Mellon Investment Management Japan Limited.  There is no change to the fund's investment objective, policies or strategies or to other information regarding the fund's sub-adviser as a result of the sub-adviser's name change.

All information in the fund's summary prospectus, prospectus and statement of additional information relating to "BNY Mellon Asset Management Japan Limited" or "BNYMAM Japan" now relates to BNY Mellon Investment Management Japan Limited or BNYMIM Japan, respectively.

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